Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 24, 2010

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	27-29	37	06/30/10
					31-33	184	12/31/10	Dayrate adjusts every 90 days to published GOM index, next adjustment will be October 1
2	Hercules 150	150’ — ILC, TD	GOM	Hilcorp	32-34	117	09/18/10
3	Hercules 173	173’ — MC, TD	GOM	Chevron	27-29	37	06/30/10
					31-33	184	12/31/10	Dayrate adjusts every 90 days to published GOM index, next adjustment will be October 1
4	Hercules 200	200’ — MC, TD	GOM	Apache	33-35	83	08/15/10
5	Hercules 201	200’ — MC, TD	GOM	LLOG	32-34	17	06/10/10
6	Hercules 202	200’ — MC, TD	GOM	W&T Offshore	31-33	75	08/07/10
7	Hercules 204	200’ — MC, TD	GOM	LLOG	32-34	22	06/15/10
8	Hercules 205	200’ — MC, TD	GOM	Hall-Houston	31-33	41	07/04/10
9	Hercules 251	250’ — MS, TD	GOM	ADTI/Phoenix	31-34	57	07/20/10
10	Hercules 253	250’ — MS, TD	GOM	Ready Stacked
11	Hercules 257	250’ — MS, TD	GOM	Energy XXI Newfield Exploration	34-36 35-37	3 30	05/27/10 06/26/10	Tieback and completion work
12	Hercules 350	350’ — ILC, TD	GOM	Chevron	49-51 69-71	37 184	06/30/10 12/31/10	Expected to incur 21 days of downtime during July 2010 for underwater inspections
					Average	92	days
13	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
14	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
15	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
16	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
17	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
18	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09
19	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
20	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09				Continuing obligation from Energy XXI for approximately 15 days at $81-83K dayrate will be assigned to another rig; actual days remaining are currently being negotiated
21	Hercules 206	200’ — MC, TD	GOM	Cold Stacked 12/09
22	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
23	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09
24	Hercules 250	250’ — MS, TD	GOM	Cold Stacked 12/09
25	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 24, 2010

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore
1	Hercules 170	170’ — ILC, TD	Bahrain	Warm Stacked
2	Hercules 156	150’ — ILC, TD	Gabon	Warm Stacked
3	Hercules 185	150’ — ILC, TD	Gabon	Angola Drilling Company Ltd	149-151	228	01/07/11	Remains on standby dayrate in the $145-150K range. Currently does not meet our revenue recognition criteria due to uncertainty surrounding collectability.
4	Platform 3	Platform, TD	Mexico	PEMEX	54-56	332	04/21/11
5	Hercules 258	250’ — MS, TD	India	ONGC	109-111	376	06/04/11
6	Hercules 260	250’ — ILC, TD	India	ONGC	142-144	310	03/30/11
7	Hercules 208	200’ — MC, TD	Malaysia	Murphy	109-111	459	08/26/11
8	Hercules 261	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	494	09/30/11
9	Hercules 262	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	494	09/30/11
					Average	299	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 24, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Energy Partners Ltd.	16-18	14	06/07/10
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Castex	17-19	21	06/14/10
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Dynamic	14-16	20	06/13/10
					Average	18	days

4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
April 30, 2010

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	2	2	$19,749	21	35%	One vessel in drydock in April
190-215	3	3	14,258	33	37%	Two vessels in drydock in April and May
170	1	1	9,720	19	63%
140-150	6	6	6,873	151	84%
120-130	14	13	5,643	206	53%	Five vessels in drydock in April and four vessels in drydock in May
105	15	13	4,678	220	56%	Two vessels in drydock in April and three vessels in drydock in May

Sub-total/Average	41	38	$6,614	650	57%

International
230-260(4)	2	2	$62,941	30	50%
170-215	7	7	32,127	113	54%	One vessel in drydock in April and May
140-150	4	4	15,430	104	87%	One vessel in drydock in April
120-130	7	7	11,830	136	65%	One vessel in drydock in April
105	4	4	1,992	27	23%	One vessel in drydock in April

Sub-total/Average	24	24	$21,429	410	57%

Total/Average	65	62	$12,345	1,060	57%

(1)	Actively marketed liftboats excludes three GOM cold-stacked liftboats.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

(4)	Revenue per day for this class excludes $250,000 of mobilization revenue.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the moratorium on permits and drilling in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.